Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10 -Q of Smurfit Westrock plc (the “Company”) for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “ Report”), each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: November 4, 2026	By:	/s/ Anthony Smurfit
Anthony Smurfit
President & Chief Executive Officer

Date: November 4, 2026	By:	/s/ Ken Bowles
Ken Bowles
Executive Vice President & Chief Financial Officer